Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”), dated as of June 13, 2005, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), GLDD Acquisitions Corp. (“Holdings”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with Holdings and the Borrower, the “Loan Parties”), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A., as issuer of the Letters of Credit (in such capacity, the “Issuing Lender”) and as representative of the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of December 22, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and, subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders hereby agree to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1.                                       Amendments to Credit Agreement.  Subject to the satisfaction of each of the conditions set forth in Section 2 of this Agreement, the Credit Agreement is hereby amended as follows:

(a)                                  Section 2.1.1 of the Credit Agreement is hereby amended to delete each reference to the amount “$15,000,000” appearing in such section and to replace each such reference with a reference to “the Working Capital Sublimit.”

(b)                                 Section 2.8.1(g) of the Credit Agreement is hereby amended to delete the reference to the amount “$15,000,000” appearing in such section and to replace such reference with a reference to “the Working Capital Sublimit.”

(c)                                  Section 4.2(a)(iii) of the Credit Agreement is hereby amended to delete the reference to the amount “$15,000,000” appearing in such section and to replace such reference with a reference to “the Working Capital Sublimit.”

(d)                                 Section 6.1(p) of the Credit Agreement is hereby amended to delete such section in its entirety and to replace such section with the following section:

(p)                               Liens on Collateral.  The Liens granted to the Administrative Agent securing the Obligations for the benefit of the Secured Parties shall, as set forth in the Guaranties and Collateral Documents (subject to changes in the Collateral resulting from Dispositions and substitutions of Collateral permitted hereunder pursuant to clause (c) of the definition of Permitted Dispositions and the effect of Recovery Events) for the term of this Agreement be comprised of (i) a perfected first priority lien on equipment of the Borrower and the Guarantors that as of the Closing Date, according to the appraisal performed by Merrill Marine in connection with to the Closing Date, was determined to have an orderly liquidation value (“OLV”) of at least $70,000,000; (ii) a perfected second priority lien on other equipment of the Borrower and the Guarantors that as of the Closing Date, according to the appraisal performed by Merrill Marine immediately prior to the Closing Date was determined to have an OLV of at least $80,000,000 (subject only to Liens permitted by this Agreement and the Liens of Travelers pursuant to the Bonding Agreement); (iii) a perfected Lien on all intercompany receivables of the Borrower and the Subsidiary Guarantors having an equal priority to the Liens of Travelers, and having a senior priority to all other Liens; (iv) a first priority perfected lien on the Tampa Harbor Receivable and all general intangibles related to the Tampa Harbor Contract (subject only to Liens permitted by this Agreement); (v) a perfected second priority lien on all accounts receivables (other than the Tampa Harbor Receivable and the Tampa Harbor Contract) of the Borrower and the Subsidiary Guarantors arising from projects that are bonded pursuant to the Bonding Agreement (subject only to Liens permitted by this Agreement and the Liens of Travelers pursuant to the Bonding Agreement) and (vi) a perfected first priority lien on additional equipment of the Borrower and the Guarantors that as of the First Amendment Effective Date, according to the appraisal performed by Merrill Marine immediately prior to the First Amendment Effective Date, was determined to have an OLV of at least $10,000,000 (subject, but senior to, the second priority lien of Travelers on such additional collateral to the extent required by the Intercreditor Agreement).

(e)                                  Section 6.3(c)(i) of the Credit Agreement is hereby amended to delete the ratio “3.00 to 1.00” appearing opposite the period “April 1, 2005 through and including June 30, 2005” in the table appearing in such section and replace such ratio with the ratio “3.30 to 1.00.”

(f)                                    Section 6.4 of the Credit Agreement is hereby amended to add the following Section 6.4(m) and Section 6.4(n) to the end of such Section 6.4:

(m) Occurrence of the Reallocation Date.  The Borrower shall promptly provide notice to the Administrative Agent of the occurrence of the event described in clause (b) of the definition of “Reallocation Date” set forth in Schedule I hereof if such event occurs prior to the date set forth in clause (a) of such definition.

(n) Tampa Harbor Contract.  Promptly upon its receipt thereof, the Borrower shall deliver to the Administrative Agent any and all material information that any Loan Party has received relating to (i) the audit of Great Lakes’s submitted additional costs with respect to the Tampa Harbor Contract by the U.S. Army Corps of Engineers (or any agent of the U.S. Army Corps of Engineers) or (ii) the amounts payable by or on behalf of the U.S. Corps of Engineers (or any assignee or successor thereof) pursuant to the Tampa Harbor Contract.

(g)                                 Schedule I of the Credit Agreement is hereby amended as follows:

(i)                                     To delete the definition of “Letter of Credit Sublimit” in its entirety and to replace such definition with the following definition:

“Letter of Credit Sublimit” means, (a) from the Second Amendment Effective Date until the Reallocation Date, $30,000,000 and (b) from and after the Reallocation Date, $35,000,000.

(ii)                                  To add the following new defined terms in the appropriate alphabetical locations:

“Audit Amount” means the amount determined by the U.S. Army Corps of Engineers in accordance with its audit of Great Lakes’s submitted additional costs with respect to the Tampa Harbor Contract to be payable by the U.S. Army Corps of Engineers to Great Lakes under the Tampa Harbor Contract after the Second Amendment Effective Date.

“Second Amendment Effective Date” means June 13, 2005.

“Reallocation Date” means the earliest of (a) October 31, 2005 or (b) the payment or collection by or on behalf of Great Lakes after June 13,, 2005 of (i) $10,000,000 of aggregate gross proceeds of the Tampa Harbor Receivable or (ii) if the Audit Amount is less than $10,000,000, the Audit Amount of aggregate gross proceeds of the Tampa Harbor Receivable, in each case, without giving effect to any amounts offset against such payment.

“Tampa Harbor Contract” means contract No. W912EP-04-C-0003, as amended, supplemented, replaced, superseded or otherwise modified from time to time, between the U.S. Army Corps of Engineers and Great Lakes related to the dredging and related project services provided by Great Lakes to the U.S. Army Corps of Engineers in and around Tampa, Florida harbor.

“Tampa Harbor Receivable” means the indebtedness and other obligations owing by the U.S. Army Corps of Engineers to Great Lakes under and with respect to the Tampa Harbor Contract, any collections relating thereto and all proceeds of the thereof.

“Working Capital Sublimit” means, (i) from the Second Amendment Effective Date until the Reallocation Date, $20,000,000 and (ii) from and after the Reallocation Date, $15,000,000.

2.                                       Effectiveness of this Agreement; Conditions Precedent.  The provisions of Section 1 of this Agreement shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent:

(a)                                  executed counterparts of this Agreement executed by Authorized Officers of the Borrower and the other Loan Parties, and by duly authorized officers of the Majority Lenders;

(b)                                 executed counterparts of an amendment to the Intercreditor Agreement duly executed by Authorized Officers of the Loan Parties, the Administrative Agent and Travelers pursuant to which such parties agree that the Administrative Agent’s security interest is perfected and continuing with respect to the Tampa Harbor Receivable and senior in priority to any and all competing Liens, security interests or other claims; and

(c)                                  payment in full from the Borrower, in immediately available funds, of an amendment fee payable to each Lender executing and delivering a counterpart signature page to this Agreement on or before June 13, 2005 in an amount equal to 0.10% of the sum of such Lender’s Revolving Commitment, plus the outstanding principal balance of such Lender’s Tranche B Term Loan (the “Amendment Fee”).

3.                                       Representations, Warranties and Covenants.

(a)                                  The Borrower and each other Loan Party hereby represents and warrants that this Agreement and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b)                                 The Borrower and each other Loan Party hereby represents and warrants that (i) its execution, delivery and performance of this Agreement and the Credit Agreement have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Bonding Agreement and (ii) after giving effect to the amendments contemplated by Section 1 of this Agreement, all Obligations will constitute, and if the full amount of the Revolving Commitment were utilized by the Borrower all Obligations arising with respect thereto would constitute, “Permitted Debt” under and as defined in Section 4.09 of the Note Indenture.

(c)                                  The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

(d)                                 The Borrower hereby agrees to pay the Amendment Fee to the Administrative Agent, for the benefit of the Lenders, upon the Borrower’s execution and delivery of this Agreement.

4.                                       Reaffirmation, Ratification and Acknowledgment.  The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents.  As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Agreement shall be read, taken and so construed as one and the same instrument.  Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents.  This Agreement and each of the other Amendment Documents shall constitute Loan Documents for purposes of the Credit Agreement.

5.                                       Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.                                       Administrative Agent’s Expenses.   The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

7.                                       Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

* * * *

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GLDD ACQUISITIONS CORP.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GREAT LAKES DREDGE & DOCK COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

FIFTY-THREE DREDGING CORPORATION

By:	/s/ William H. Hanson
Name:	William H. Hanson
Title:	President

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jeffrey T. White
Name:	Jeffrey T. White
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and as Issuing Bank

By:	/s/ Ronald Prince
Name:	Ronald Prince
Title:	Senior Vice President

CREDIT SUISSE, New York Branch, as a lender (formerly known as Credit Suisse First Boston, acting through its Cayman Island Branch)

By:	/s/ Brian T. Caldwell
Title:	Director

By:	/s/ Gregory S. Richards
Title:	Associate

MASTER SENIOR FLOATING RATE TRUST, as a Lender

By:	/s/ Anthony Heyman
Title:	Authorized Signatory

DRYDEN V LEVERAGED LOAN CDO 2003, as a Lender
By:	Prudential Investment Management Inc. as Collateral Manager

By:	/s/ not legible
Title:	Vice President

ING SENIOR INCOME FUND, as a Lender
By: ING Investment Management Co. as its investment manager

By:	/s/ not legible
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ not legible
Title:	First Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Michael S. Pearl
Title:	Account Officer

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Gregg M. Lunceford
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ R. Goldsmith III
Title:	Vice President

LEHMAN BROTHERS INC., as a Lender

By:	/s/ V. Paul Arzoulan
Title:	Senior Vice President

LEHMAN COMMERCIAL PAPER INC., as a Lender

By:	/s/ Ritam Bhalla
Title:	Authorized Signatory

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Wilfred V. Saint
Title:	Director, Banking Products Services, US

By:	/s/ Toba Lumbantobing
Title: Associate Director, Banking Products Services, US

VAN KAMPEN SENIOR INCOME TRUST

By: Van Kampen Investment Advisory Corp, as Collateral Manager

By:	/s/ Darvin D. Pierce
Title:	Executive Director

VAN KAMPEN SENIOR LOAN FUND

By: Van Kampen Investment Advisory Corp, as Collateral Manager

By:	/s/ Darvin D. Pierce
Title:	Executive Director

OAK BROOK BANK- OAK BROOK, as a Lender

By:	/s/ Henry Wessel
Title:	Vice President